Exhibit 10.1

RATTET, PASTERNAK & GORDON OLIVER, LLP
Attorneys for the Petitioner
550 Mamaroneck Avenue
Harrison, New York 10528

(914) 381-7400

JONATHAN S. PASTERNAK (6107)
ERICA R. FEYNMAN (1351)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------------------X
In re:                                                  Chapter 11
                                                        Case No.  05 B _________

                                   LMIC INC.

                              Debtor.

Tax ID: 84-1029987

---------------------------------------------------X

               AFFIDAVIT PURSUANT TO LOCAL BANKRUPTCY RULE 1007-2
               --------------------------------------------------

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

      LUIS NEGRETE, being duly sworn, deposes and says:

      1. I am a member of the Board of Directors and the President of LMIC, Inc., a Delaware corporation with an address at 520 Madison Avenue, 38th floor, New York, New York, 10022, c/o Wharton Capital ("Petitioner"). I submit this Affidavit pursuant to Local Bankruptcy Rule 1007-2.

      2.  There  are  no  other  bankruptcy   proceedings  pending  against  the
Petitioner.

      3. Pursuant to Bankruptcy Rule 1007(d) and the Local Rules of this Court, the Petitioner is required to file with this petition a list containing the names and addresses of the twenty (20) largest unsecured creditors excluding (i) those creditors who or which would not be entitled to vote at a creditors' meeting under 11 U.S.C. Section 702; (ii) such creditors who were employees of the Petitioner at the time of the filing of its petition for reorganization; and
(iii) creditors who are "insiders" as that term is defined in 11 U.S.C. Section 101(30). The requisite list of unsecured creditors is annexed hereto as Exhibit "B".

      4. In addition, the Petitioner is also required to file a list containing the names and addresses of the five (5) largest secured creditors. Said list is annexed hereto as Exhibit "C".

      5. Annexed hereto as Exhibit "D" is a corporate resolution authorizing the Petitioner's Chapter 11 filing.

      6. Annexed hereto as Exhibit "E" is a list of the lawsuits currently pending against the Petitioner.

      7. No committee of creditors was organized prior to the filing of the Chapter 11 Petition accompanying this Affidavit.

      8. Petitioner is a publicly held company registered under the Securities Exchange Act of 1934 and its public shares are traded over the OTC Bulletin Board under the symbol LMIIE. Petitioner is the 100% shareholder of LMIC Manufacturing Inc. d/b/a Linsang Manufacturing Inc. ("Manufacturing"), a joint petitioner herein, which is a contract electronics manufacturing services firm.

      9. The Petitioner also maintains an office at 520 Madison Avenue, 38th floor, New York, New York, 10022, c/o Wharton Capital, where it convenes its board meetings.

      10. Annexed hereto as Exhibit "F" is a list of the Petitioner's directors, officers and affiliates.

      11. There are approximately 19,704,703 publicly held securities of the Petitioner.

      12. Substantially all of the Petitioner's books and records are located the Petitioner's primary offices at 6435 Virginia Manor Road, Beltsville, MD 20705.

      13. The estimated payroll (exclusive of officers, stockholders and directors and exclusive of payroll taxes) for employees of Petitioner for the thirty days following the filing of the Chapter 11 Petition is $0. The amounts now being paid and proposed to be paid for services to be rendered by the officers of Petitioner as employees, for a period of thirty (30) days following the filing of the Chapter 11 Petition is $0.

      14. The estimated additional costs of operations for Petitioner, exclusive of wages and salaries, for the thirty (30) days following the filing of its Chapter 11 Petition aggregate approximately $0. Annexed hereto as Exhibit "G" is the Debtor and Manufacturing's consolidated schedule of assets and liabilities and "H" a consolidated 30 day projection of income and expenses and cash flow, as required by LBR 1007-2(b)(3).

      15. The reason for filing the instant Chapter 11 Petition is the same as the reason that Manufacturing is concurrently filing. Specifically, Manufacturing's shareholders have made extensive capital contributions to Petitioner and Manufacturing, which is still in its formative stages and has yet to fully realize the benefits of the substantial capitalizations made to date. As a result, Manufacturing has suffered operating losses and accumulated significant debt to date. Some of the obligations of Manufacturing have been guaranteed or are jointly owed by the Petitioner.

      16. The needs and interests of the Petitioner and its creditors will best be served by the Petitioner's possession of its assets and management of its affairs as a Debtor-in-Possession under Chapter 11 until confirmation of a reorganization plan.

                                       /s/ Luis Negrete
                                       -----------------------
                                          LUIS NEGRETE
                                          Member and President

Sworn to before me this
6th day of May, 2005.

 /s/ Jonathan S. Pasternak
 -------------------------
Notary Public

                                   EXHIBIT "B"

                 TWENTY LARGEST UNSECURED CREDITORS OF LMIC INC*
                 -----------------------------------------------

* List does not include insiders within the meaning of 11 U.S.C. Section
101(14)

Name of Creditor                                   Estimated Amount
----------------                                   ----------------

Ammendale Commerce Center                             $757,660.75
c/o Polinger Shannon & Luchs
5530 Wisconsin Avenue, Suite 1000
Chevy Chase, MD 20815

Laurus Master Fund                                    $400,000.00
825 Third Avenue, 14th Floor
New York, NY 10022
Attn: Lloyd W. Davis

Gerome Manufacturing Co.                              $119,381.46
PO Box 1089
Uniontown, PA 15401-1089

                                  EXHIBIT "C"

                 FIVE LARGEST SECURED CREDITORS OF LMIC INC.

Name                                      Estimated Amount
----                                      ----------------

NONE

                                  EXHIBIT "D"

                              CORPORATE RESOLUTION

      The undersigned, member of the Board of Directors and President of LMIC Inc., a corporation organized under the laws of the Commonwealth of Delaware (the "Corporation"), does hereby certify that at a duly called meeting of Directors held on the 2nd day of May, 2005, the following resolutions were adopted, and they have not been modified or rescinded, and are still in full force and effect:

"RESOLVED, that in the judgment of the Corporation, it is desirable and in the best interests of the Corporation, that its officers be empowered to cause a petition under Chapter 11 of the Bankruptcy Code to be filed by the Corporation upon such date, and in the event, in their discretion, such action should become necessary for the protection of the Corporation and the preservation of its assets without further notice to the officers of the Corporation; and it is further

RESOLVED, that the Officers of the Corporation, or any of them, be and they hereby are authorized on behalf of the Corporation to execute and file all petitions, schedules, lists and other papers and to take any and all action which they may deem necessary or proper in connection with such proceedings under Chapter 11, and in that connection to retain and employ Rattet, Pasternak & Gordon Oliver, LLP, and to retain and employ all assistance by other legal counsel or otherwise which they may deem necessary or proper with a view to the successful conclusion of such reorganization case."

IN WITNESS WHEREOF, I have hereunto set my hand, this 2ND day of May, 2005.

                              /s/ Luis Negrete
                              ----------------
                              LUIS NEGRETE
Sworn to before me this
           day of May, 2005

/s/ Jonathan S. Pasternak
-------------------------
     Notary Public

                                   EXHIBIT "E"

                               PENDING LITIGATION

Ammendale Commerce Center LP v. LMIC, Inc., f/k/a Linsang Manufacturing Maryland District Court, Prince George's County

Gerome Manufacturing Company, Inc. v. LMIC, Inc., and Linsang Manufacturing,
Inc.
In the Court of Common Pleas, Fayette County, Pennsylvania
No. 683 of 2005

                                   EXHIBIT "F"

                 AFFILIATES, DIRECTORS AND OFFICERS OF LMIC INC

Officers:   Kwok Li
            4814 Montgomery Lane
            Bethesda, MD 20814

            Luis Negrete
            1326 Lessard Lane
            McLean, VA 22101

            Payesh Jhaveri
            6081 Ducketts Lane
            Elkridge, MD 21075

            Jeffrey Harris
            506 Oxford Road
            Havertown, PA 19083

            Mary Faith Boyer
            803 Bayfield Street
            Takoma Park, MD 20912

            Shreenath Shetty
            47 Valerian Court
            Rockville, MD 20852

Directors:  Kwok Li

            4814 Montgomery Lane
            Bethesda, MD 20814

            Luis Negrete
            1326 Lessard Lane
            McLean, VA 22101

            Barton Shigmura
            5391 Blackhawk Drive
            Danville, CA 94506

            Ajit K. Medhekar
            19700 Farewell Avenue
            Saratoga, CA 95070

Affiliates:     LMIC Manufacturing, Inc. d/b/a Linsang Manufacturing Inc.

                                   EXHIBIT "G"

            SUMMARY OF ESTIMATED CONSOLIDATED ASSETS AND LIABILITIES
                            OF LMIC INC AND AFFILIATE

SEE ATTACHED

                                    EXHIBIT H

                CONSOLIDATED 30 DAY INCOME & EXPENSE PROJECTIONS
                           OF LMIC INC. AND AFFILIATE

SEE ATTACHED

RATTET, PASTERNAK& GORDON OLIVER, LLP
Attorneys for the Petitioner
550 Mamaroneck Avenue
Harrison, New York 10528

(914) 381-7400

JONATHAN S. PASTERNAK (6107)
ERICA R. FEYNMAN (1351)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
--------------------------------------------------X
In re:                                                   Chapter 11
                                                         Case No. 05 B _________
LMIC INC

                  Debtor.

Tax ID: 84-1029987

--------------------------------------------------X

                           CERTIFICATION OF MATRIX

      LUIS NEGRETE, being duly sworn, deposes and says that he is President and Chief Operating Officer of the above-captioned Petitioner (the "Petitioner"), and that the within List of Creditors made pursuant to the Local Rules of this Court is true, complete and correct to the best of deponent's knowledge and, based upon information and belief, contains the names and post office address, including zip codes, of the Petitioner's creditors, and appropriate taxing authorities.

                                    /s/ Luis Negrete
                                    ----------------
                                    LUIS NEGRETE
Sworn to before me this
 6th day of May, 2005

/s/ Jonathan S. Pasternak
-------------------------
NOTARY PUBLIC

                                    MATRIX

Internal Revenue Service
290 Broadway
Fourth Floor
New York, NY 10007

Attn: Lisa Wold, Insolvency Group 4

State of Maryland
PO Box 17291

Baltimore, MD 21297-0365

Comptroller of Maryland
Revenue Administration Division
Annapolis, MD 21411-0001

Securities Exchange Commission
PO Box 360055M

Pittsburgh, PA 15251

Office of the United States Trustee
33 Whitehall Street, 21st Floor

New York, NY 10004

Laurus Master Fund
825 Third Avenue, 14th Floor

New York, NY 10022
Attn: Lloyd W. Davis

Ammendale Commerce Center
c/o Polinger Shannon & Luchs
5530 Wisconsin Avenue, Suite 1000
Chevy Chase, MD 20815

Gerome Manufacturing Co.
PO Box 1089
Uniontown, PA 15401-1089

Delaware Secretary of State
State of Delaware
Division of Corporations
7833 Walker Drive
3rd Floor
Greenbelt, MD 20770

LMIC Maufacturing, Inc.
State of Delaware
Division of Corporations
7833 Walker Drive
3rd Floor
Greenbelt, MD 20770

Bregman, Berbert, Schwartz & Gilday, LLC
7315 Wisconsin Ave
Suite 800 West

Bethesda, MD 20814
Attn: Walter Lee, Esq.

Cook, Hinginbotham & Adams
55 East Church Street
Uniontown, PA 15401
Attn: Jason F. Adams, Esq.